UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

__________

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Non-Revolving Credit Facility

As described in the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2024, the Company entered into a non-revolving credit facility agreement (the “Credit Facility Agreement”) with Bengal Catalyst Fund, LP, a Delaware limited partnership (the “Lender” and together with the Company, the “Parties”) on October 24, 2024, pursuant to which the Company was permitted to request loans from the Lender (each, a “Loan”) from time to time until October 24, 2025, or the date on which the Company otherwise terminates the Credit Facility Agreement, up to an aggregate principal amount of US$2,317,729.20 (the “Maximum Credit Balance”). Provided that the aggregate outstanding principal balance of all Loans did not exceed US$1,500,000 (the “Pre-Approved Threshold”), the Lender was required accept a Loan requested by the Company, and, if the aggregate outstanding principal balance of all Loans exceeded the Pre-Approved Threshold, the Lender could, in its sole discretion, accept or reject additional Loans requested by the Company.

Contemporaneously with entering into the Credit Facility Agreement, the Company requested a Loan for the principal amount of US$2,317,729.20 and issued the Non-Revolving Credit Note in the form attached to the Credit Facility Agreement as Schedule II, which Loan was fully funded by the Lender on October 28, 2024.

The Company has been in default of certain of its obligations under the Credit Facility Agreement since March 20, 2025, but, in light of a recent payment made by the Company thereunder in the amount of $833,000, the Parties have agreed to enter into an agreement (the “First Amendment”) dated as of April 7, 2025 (the “First Amendment Effective Date”), amending the Credit Facility Agreement whereby: (i) part of the Maximum Credit Balance, up to the amount of $833,334 (the “Maximum Revolving Credit Balance”), will be revolving, with the remainder - up to the maximum of $1,400,000 (the “Maximum Non-Revolving Credit Balance”) - to continue as non-revolving), (ii) the Company shall be deemed to have reborrowed the principal amount of $833,334 (the “Revolving Credit Balance”); (iii) the interest rate on all borrowed funds is increased from 18% to 24%, so long as the Loan Amount is $1,700,000 or more; and (iv) the Lender has agreed to waive the Company’s default for a period of 60 calendar days from the date of the First Amendment Date (the “Forbearance Period”).

Consequential amendments also have been made to Schedule II to the Credit Facility Agreement (being the Non-Revolving Credit Note), whereby all references therein to “$2,317,729.20” or “two million three hundred seventeen thousand seven hundred twenty-nine and 20/100” have been amended and restated to read “$1,400,000” or “one million four hundred thousand dollars” as applicable.  In addition,  Schedule “A” to the First Amendment (being the Revolving Credit Note) has been added to the Credit Facility Agreement as new Schedule II-B (being the Revolving Credit Note).

2

As of the First Amendment Effective Date, Loans in the aggregate principal amount of $2.3 million (inclusive of the Revolving Credit Balance) remain outstanding under the Credit Facility Agreement, as amended.

Except as amended by the First Amendment, the terms and conditions of the Credit Facility Agreement remain in full force and effect

In order to bring its obligations under the Credit Facility Agreement back into good standing the Company must complete the following prior to the expiry of the Forbearance Period:

•	Continue to remit to the Lender monthly interest payments when due (the payments due on each of April 15, 2025, and May 15, 2025, having already been made); and
•	Bring itself into compliance with the liquidity provisions of the Credit Facility Agreement, which require the Company to maintain, for the period commencing on January 1, 2025, minimum Liquid Assets (as defined in the Credit Facility Agreement) of at least $350,000.

The foregoing descriptions of the Credit Facility Agreement and the First Amendment do not purport to be complete and are qualified in their entirety by, respectively:

(a)	the Credit Facility Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2024; and
(b)	the First Amendment, which is filed as Exhibit 10.2;

each of which is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Non-Revolving Credit Facility, as amended by the First Amendment, is responsive to and incorporated by reference into this Item 2.03.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 8, 2025, the Company issued a news to announce an event scheduled for April 12, 2025, at 12:00 PM, to mark the grand opening of the Company’s new dispensary located at the corners of Glenwood Dyer Rd and Torrence Ave. (20513 Torrence Ave), in Lynwood IL 60411, as well as the entry by the Parties into the First Amendment.

A copy of the news release is attached as Exhibit 99.1 hereto.

3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Non-Revolving Credit Facility Agreement by and between Body and Mind Inc. and Bengal Catalyst Fund, LP, dated October 24, 2024(1) bmmj_ex101.htm

10.2	First Amendment to Non-Revolving Credit Facility Agreement by and between Body and Mind Inc. and Bengal Catalyst Fund, LP(*)

10.3	Revolving Credit Note issued favor of Bengal Catalyst Fund, LP, dated as of April 7, 2025(*)

99.1	News release dated April 8, 2025(*)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Notes:

(*) (1)	Filed herewith. Previously filed as an exhibit to our Current Report on Form 8-K filed with the SEC on October 30, 2024.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 9, 2025	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

__________

5